UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2011

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Alexion held its Annual Meeting of Stockholders on May 11, 2011 in New Haven, Connecticut. The results of the matters voted on by the stockholders are set forth below.

1.	The election of directors:

	For	Against or Withheld	Abstain
Leonard Bell	77,723,219	1,876,675	—
Max Link	74,016,545	5,583,349	—
William R. Keller	78,420,732	1,179,162	—
Joseph A. Madri	76,592,811	3,007,083	—
Larry L. Mathis	79,535,601	64,293	—
R. Douglas Norby	77,519,802	2,080,092	—
Alvin S. Parven	76,587,148	3,012,746	—
Andreas Rummelt	79,530,446	69,448	—
Ann M. Veneman	79,206,066	393,828

2.	Approval of an amendment to Alexion’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 145 million to 290 million:

For	Against	Abstain
79,342,197	3,383,882	32,029

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as Alexion’s independent registered public accounting firm:

For	Against	Abstain
81,006,271	1,741,494	10,343

4.	The non-binding advisory vote to approve the compensation paid to Alexion’s named executive officers as described in Alexion’s 2011 proxy statement:

For	Against	Abstain
68,030,572	11,536,688	32,634

5.	The non-binding advisory vote to determine the frequency of the vote to approve the compensation paid to Alexion’s named executive officers. Based on the Board’s recommendation and the results of the vote, the Board has determined to hold the advisory vote every year.

1 Year	2 Years	3 Years	Abstain
66,316,667	1,528,741	11,733,163	21,323

Item 8.01	Other Events.

(a)    On May 12, 2011, Alexion announced that its shareholders approved an increase in the number of authorized shares of common stock from 145 million to 290 million. The increase enables Alexion to effect a two-for-one stock split, payable in the form of a 100 percent stock dividend, as approved by Alexion’s Board of Directors in March 2011. The additional shares are expected to be distributed after the close of business on May 20, 2011 and reporting of the Alexion share price on a split-adjusted basis will commence on May 23, 2011. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

(b)    On May 10, 2011, the Board of Directors of Alexion adopted stock ownership guidelines for its officers and directors. Under the guidelines, directors are required to own shares with a value equal to four times (4x) the annual director retainer. Alexion’s officers are required to own shares with a value equal to a specific multiple of such officer’s base salary as indicated in the table below. Shares owned by the individual, unvested restricted stock and unvested restricted stock units count towards the ownership goal. Directors and officers are required to meet these guidelines within five years of becoming subject to them.

Officer Level	Market Value as a Multiple of Base Salary
Chief Executive Officer	5x
Executive Vice President and Senior Vice President reporting to the CEO	3x
Other Senior Vice Presidents	1x

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Alexion Pharmaceuticals, Inc. on May 12, 2011 relating to stockholder approval of an amendment to Alexion’s certificate of incorporation to increase the number of authorized shares of common stock.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2011		ALEXION PHARMACEUTICALS, INC.

	By:	/s/ Michael V. Greco
Name: Michael V. Greco
Title: Associate General Counsel and Corporate Secretary